Exhibit 10.25
BioMe Biospecimen and Data Access Agreement
Pursuant to SEC Release 34-85381, certain identified information has been excluded from this Exhibit because it is (i) not material and (ii) would be competitively harmful if publicly disclosed.
This BioMe Biospecimen and Data Access Agreement (“Agreement”) is made by and between Icahn School of Medicine at Mount Sinai, a New York nonprofit education corporation, with a place of business at One Gustave L. Levy Place, New York, NY 10029 (“ISMMS”) and Mount Sinai Genomics, Inc., d/b/a Sema4, a Delaware corporation having a business address at 333 Ludlow St., South Tower, 3rd Floor, Stamford, CT 06902 (“Sema4”).
WHEREAS, ISMMS desires to support and to conduct research to further the educational, scholarship and research objectives of ISMMS as a nonprofit, tax-exempt educational institution;
WHEREAS, Sema4 desires to conduct research in order to support its R&D Activities (as defined below);
WHEREAS, ISMMS is willing to provide certain [***] for use by the parties in [***] under the terms specified herein;
WHEREAS, Sema4 is willing to conduct [***] provided by ISMMS and to provide such [***] to ISMMS for use by the parties in [***] under the terms specified herein; and
WHEREAS, Sema4 is a CLIA certified lab and has received and maintains approval from the New York State Department of Health to perform clinical whole exome sequencing in the manner set forth in Exhibit D hereto.
NOW, THEREFORE, in consideration of the mutual promises and covenants herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:
1.    DEFINITIONS. Capitalized terms not otherwise defined in this Agreement shall have the following meanings:
1.1    “Approved Protocol” means the applicable research protocol that has been approved by [***].
1.2    “BioMe Subjects” means those [***] in the BioMe Biobank.
1.3    “BioMe Biobank” is the [***] maintained by ISMMS that contains the Biospecimens.
1.4    “Biospecimens” means [***] collected from BioMe Subjects.
1.5    “Clinical Data” means, collectively, [***].
1.6    “Collaboration Agreement” means and agreement between a Collaborator or Subcontractor, on the one hand, and ISMMS or Sema4, on the other hand, that involves the Data.
1.7    “Collaborators” means ISMMS Collaborators (as defined in Section 4.8(b)) and/or Sema4 Collaborators (as defined in Section 6.9).
1.8    “Commercial Entity” means any entity other than a Non-Commercial Entity.
1.9    “Data” means, collectively, [***].
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1.10    “Data Freeze” means the [***] to be made available to ISMMS under this Agreement and Exhibit D, attached hereto and incorporated herein by reference.
1.11    “De-Identified” (including its variants such as “De-Identify” and “De-Identification”) means [***].
1.12    “HIPAA” means the Health Insurance Portability and Accountability Act of 1996, as amended by the Health Information Technology for Economic and Clinical Health Act (“HITECH”), and the implementing regulations, including, but not limited to, 45 C.F.R. Parts 160 and Part 164, all as may be amended from time to time.
1.13    “Institutional Review Board” or “IRB” means ISMMS’s institutional review board.
1.14    “Intellectual Property” means any and all rights in and to formulae, inventions, discoveries, technology, know-how, data, databases, documentation, reports, materials, writings, designs, computer software, algorithms, processes, principles, methods, techniques and other information, including patents, trademarks, service marks, trade names, registered designs, design rights, copyrights and any rights or property similar to any of the foregoing in any part of the world, whether registered, or not, together with the right to apply for the registration of any such rights.
1.15    “Non-Commercial Entity” means an entity that is a nonprofit organization, academic institution, government organization, or similar non-commercial entity.
1.16    “Protected Health Information” or “PHI” shall have the meaning of that term as defined in HIPAA.
1.17    “R&D Activities” means research, including for the discovery of clinical and commercial research tools, products (including components of products), therapies or services for the treatment, prevention, palliation, delay and/or diagnosis of diseases or disorders or the improvement of quality of life.
1.18    “Secure Access Portal” means, with respect to a party providing Data or making Data available to any third party recipient, a method of providing access to such Data to such recipient in a manner designed to ensure that Data remains on the servers or cloud-based service controlled by such party, for which functionality is enabled that is designed to prevent downloading by a third party, and where access is not permitted without appropriate authorization from the providing party or administrators authorized by the providing party. For purposes of this definition, servers or cloud-based services will be deemed to be controlled by a party if: (a) such servers or service are either owned, leased or otherwise contracted for by such party and (b) such party has the ability to administrate access and security controls for such servers or services.
1.19    “Secure File Transfer” means with respect to a party providing Data or making Data available to Collaborators including Subcontractors, a method of providing access to such Data by transferring Data. A Secure File Transfer is only permitted in those circumstances where access through a Secure Access Portal is not adequate to enable the conduct of the R&D Activities. A Secure File Transfer must be pursuant to a written Collaboration Agreement. The written Collaboration Agreement must set forth all of the terms and conditions contained in 6.9 and otherwise comply with the terms of this agreement.

Pursuant to SEC Release 34-85381, certain identified information has been excluded from this Exhibit because it is (i) not material and (ii) would be competitively harmful if publicly disclosed.	2

1.20    “Sequence Data” means, collectively, the [***] and the [***], conducted by Sema4 or its subcontractors as set forth in Exhibit D. Sequence Data excludes [***].
1.21    “Sequencing” includes [***] as set forth in Exhibit D, and any other methods set forth in the Approved Protocol or otherwise mutually agreed to by the parties.
1.22    “Subcontractors” include a person or entity that provides services to a party for purposes of performing a party’s obligations under this Agreement.
2.    APPROVED PROTOCOL. The parties agree to comply with all requirements of the Approved Protocol. In the event of a conflict or inconsistency between the terms of the Approved Protocol and the terms of this Agreement, the parties will work together to resolve the inconsistency in a manner consistent with the intention of this Agreement.
3.    BIOSPECIMENS.
3.1    ISMMS PROVISION OF BIOSPECIMENS TO SEMA4. ISMMS will provide Sema4 with [***] Biospecimens in accordance with the requirements set forth in Exhibit F and will use reasonable efforts to provide such Biospecimens within the timeframes set forth in Exhibit E, attached hereto and incorporated herein by reference. ISMMS will code each Biospecimen so that ISMMS may link it to Clinical Data concerning the BioMe Subject for such Biospecimen.
3.2    [Reserved.]
3.3    QUALITY APPROVAL. The acceptance criteria for Biospecimens are set forth in Exhibit F.
3.4    USE OF BIOSPECIMENS. Sema4 may use the Biospecimens only to perform [***] as set forth in the Approved Protocol and for Validation Purposes (as defined in Section 10.4(a)) in accordance with this Agreement. Sema4 may not use the Biospecimens for [***]. For clarity, Sequencing will be limited to those methods as set forth in the Approved Protocol or as otherwise mutually agreed by the parties.
3.5    LICENSE TO BIOSPECIMENS. ISMMS hereby grants to Sema4 a non-exclusive, worldwide, royalty free, fully paid-up, sublicensable (only to Subcontractors) license to [***] as set forth in the Approved Protocol and for Validation Purposes (as defined in Section 10.4(a)) in accordance with this Agreement.
3.6    DESTRUCTION UPON WITHDRAWAL OF PARTICIPATION IN BIOME BIOBANK. Sema4 will promptly destroy any Biospecimen for a BioMe Subject upon receipt of notice from ISMMS that such individual has withdrawn participation in the BioMe Biobank.
4.    SEQUENCING AND SEQUENCE DATA
4.1    SEQUENCING. Sema4 shall use [***] to complete the [***] Sequencing of all Biospecimens within [***] months from the date that ISMMS provides all of the Biospecimens to Sema4, as described in Exhibit E.

Pursuant to SEC Release 34-85381, certain identified information has been excluded from this Exhibit because it is (i) not material and (ii) would be competitively harmful if publicly disclosed.	3

4.2    ACCESS TO SEQUENCE DATA BY ISMMS. The Sequence Data shall be made available to ISMMS for download to ISMMS local systems as described in this Section 4.2 and in accordance with Exhibit D.
(a)    PROVISION OF [***] SEQUENCE DATA. Sema4 shall provide to ISMMS the [***] Data in the form set forth in Exhibit D. Sema4 shall use [***] to provide ISMMS with the [***] Data within the timeframes set forth in Exhibit E. Sema4 shall make such [***] available to ISMMS within [***] days of completing [***].
(b)    PROVISION OF [***] DATA. Sema4 shall provide to ISMMS the [***] Data in the form set forth in Exhibit D. Sema4 shall use [***] to provide to ISMMS such [***] within the timeframes set forth in Exhibit E. Sema4 shall make such [***] available to ISMMS within [***] days of completing such [***].
(c)    CODING OF SEQUENCE DATA. Sema4 shall provide the Sequence Data to ISMMS for each Biospecimen with the original ISMMS bar code number associated with that Biospecimen.
(d)    TIME PERIOD OF ACCESS. After the [***] period immediately following ISMMS’s receipt of the [***], Sema4 shall [***] ISMMS with [***] to such [***].
4.3    QUALITY. Sema4 shall provide the same Sequence Data to ISMMS as Sema4 uses for its own R&D Activities.
4.4    [***]. This Agreement is [***] and ISMMS [***] any Biospecimens in the BioMe biobank.
4.5    SECURITY OF SEQUENCE DATA. Sema4 and ISMMS shall secure Sequence Data according to Section 6.4.
4.6    PROVISION OF ACCESS TO SEQUENCE DATA TO THIRD PARTIES. Sema4 may provide access to Sequence Data to third parties only as permitted by Section 6.9.
4.7    PROVISION OF SEQUENCE DATA TO JOURNALS. Sema4 and ISMMS may release Sequence Data as necessary to validate research findings as required by journals for publication or for non-profit or governmental funding agencies; provided, however, that a party shall provide [***] of Sequence Data [***] for that purpose.
4.8    ISMMS USE OF SEQUENCE DATA.
(a)    Subject to the terms and conditions of this Agreement, Sema4 hereby grants to ISMMS a nonexclusive, worldwide, royalty free, fully paid-up, sublicensable (only to Subcontractors and ISMMS Collaborators in accordance with Section 6.9) license to access, store and use the Sequence Data for research purposes described in Section 4.8(b). The license shall be perpetual except as set forth in Section 10.4(b).
(b)    ISMMS may use Sequence Data only for: (i) its own internal research purposes, and (ii) research conducted in collaboration with other Non-Commercial Entities (“ISMMS Collaborators”). ISMMS may not use Sequence Data in research collaborations with Commercial Entities or in any research sponsored or paid for

Pursuant to SEC Release 34-85381, certain identified information has been excluded from this Exhibit because it is (i) not material and (ii) would be competitively harmful if publicly disclosed.	4

by any Commercial Entity, except as approved in advance in writing by Sema4, which may be withheld in Sema4’s sole discretion. This section does not apply to Analyses, as defined in Section 8 of this Agreement.
(c)    The restrictions set forth in Section 4.8(b) above shall expire: (i) for Sequence Data generated in the period of time between the Effective Date and [***] thereafter, [***]) years following the end of such [***] year period, and (ii) for Sequence Data generated in the subsequent one (1) year periods during the Term that follow such [***] year period, [***] years following the end of such subsequent one (1) year period. For Clarity, upon such [***], ISMMS shall [***] research collaborations with Commercial Entities.
5.    CLINICAL DATA.
5.1    PROVISION OF CLINICAL DATA. ISMMS shall provide to Sema4 Clinical Data associated with each Biospecimen as described in Exhibit C, attached hereto and incorporated herein by reference, and ISMMS shall use [***] to provide such Clinical Data within the timeframes set forth in Exhibit E.
(a)    DATA SCHEMA. The provisional data dictionary and data schema describing the content and format of the Clinical Data (“Data Schema”) to be provided to Sema4 are set forth as Exhibit C and incorporated herein by reference. ISMMS shall [***] Sema4; provided that, ISMMS [***] (e.g., t[***]). ISMMS [***] Clinical Data that ISMMS [***] and that ISMMS [***] the Data Schema, upon mutual agreement of the parties that ISMMS will [***] Data Schema, ISMMS shall [***] Sema4 [***] Clinical Data, and Exhibit C shall be automatically amended to reflect such mutual agreement. ISMMS shall [***] with Sema4 in providing the Clinical Data in a format that is usable by Sema4 and shall provide Clinical Data to Sema4 with [***] by Sema4 that [***], as mutually agreed by the parties, to [***] the Clinical Data by Sema4.
(b)    PROVISION OF KEY TO CODED CLINICAL DATA. With respect to the [***] Sequence Data, ISMMS will [***] in the [***] to the corresponding Clinical Data concurrently with the provision of the [***] to ISMMS.
5.2    SEMA4 LICENSE TO CLINICAL DATA. ISMMS hereby grants to Sema4 a nonexclusive, worldwide, royalty free, fully paid-up, sublicensable (only to Subcontractors of Sema4 and Sema4 Collaborators in accordance with Section 6.9) license to the Clinical Data to use such Clinical Data as permitted by this Agreement and the Approved Protocol (including for R&D Activities permitted under the Approved Protocol). The license shall be perpetual except as set forth in Section 10.4.
5.3    SECURITY OF CLINICAL DATA. Sema4 shall [***] that its Collaborators [***] Clinical Data as provided in Section 6.4.
5.4    PROVISION OF ACCESS TO CLINICAL DATA TO THIRD PARTIES. Sema4 may provide access to Clinical Data to third parties only as permitted by Section 6.9.
5.5    ISMMS USE OF CLINICAL DATA. For clarity, nothing herein shall be interpreted as restricting any legal use by ISMMS of Clinical Data.

Pursuant to SEC Release 34-85381, certain identified information has been excluded from this Exhibit because it is (i) not material and (ii) would be competitively harmful if publicly disclosed.	5

6.    DATA SECURITY, DATA PRIVACY AND DATA SHARING.
6.1    DE-IDENTIFICATION. ISMMS will only provide De-Identified Clinical Data to Sema4 under this Agreement. The Clinical Data shall be fully De-Identified by ISMMS under the HIPAA regulations. ISMMS shall use the HIPAA “safe harbor” method (45 CFR §164.514(b)(2)) for De-Identifying the Clinical Data provided to Sema4, unless the HIPAA “expert determination” method (45 CFR §164.514(b)(1)) is requested by Sema4 and mutually agreed to by the parties. If the “expert determination” method is used, Sema4 shall be [***]. If, despite ISMMS’s obligation to provide De-Identified Clinical Data to Sema4 under this Section 6.1, ISMMS [***], then ISMMS shall [***], and will provide [***]. In that case, ISMMS shall, within [***], fully De-Identify such Clinical Data and provide it to Sema4, either by: (a) [***], or (b) [***] the Data Schema. If Sema4 must [***] Clinical Data under this Section 6.1, ISMMS shall corresponding to such Clinical Data [***] that ISMMS provides Clinical Data that meets the definition of De-Identified Clinical Data.
6.2    NO RE-IDENTIFICATION. Except as specifically permitted by ISMMS and any necessary BioMe Subject consent, Sema4 shall not attempt in any manner, directly or indirectly, to identify the BioMe Subjects or their family members, or to enable any third party to do so, and shall not contact any BioMe Subject if identified for any reason. Sema4 shall notify ISMMS immediately if Sema4 identifies a BioMe Subject, or if it becomes aware that a Subcontractor or Sema4 Collaborator has identified such an individual. Sema4 agrees to destroy any remaining Biospecimens, Sequence Data or Clinical Data related to a BioMe Subject who has been so identified.
6.3    [***]. Sema4 will not use Clinical Data to [***], in a manner that [***], nor will Sema4 use the Clinical Data in a manner that may have [***].
6.4    SECURITY REQUIREMENTS. Sema4, with respect to Sequence Data and Clinical Data and ISMMS, with respect to Sequence Data, shall implement the security requirements set forth in Exhibit B attached hereto and incorporated by reference. Each party may provide access to Subcontractors or Collaborators to Sequence Data or Clinical Data as applicable, only as permitted by this Agreement and only through a Secure Access Portal, or pursuant to a Secure File Transfer, and in conformance with the Security Program defined at Exhibit B.
6.5    NOTIFICATION OF [***] NOT IN COMPLIANCE WITH AGREEMENT. A party shall report to the other party as soon as reasonably practicable, but in no event more than [***], after becoming aware of any [***] by the first party, its Collaborators or its Subcontractors, which [***] is in violation of this Agreement or applicable law. The notifying party shall promptly mitigate, to the extent practicable, any harmful effect of a [***] in violation of this Agreement or applicable law. Each party agrees to fully cooperate, coordinate with and assist the other parties in any investigation and in gathering the information necessary to determine any legal obligations.
6.6    APPLICABLE LAW. Each party shall, and shall ensure that its Collaborators and Subcontractors, use the Data only in accordance with applicable law, including but not limited to any applicable state health information confidentiality laws, and subject to any applicable restrictions or limitations described in the Approved Protocol.

Pursuant to SEC Release 34-85381, certain identified information has been excluded from this Exhibit because it is (i) not material and (ii) would be competitively harmful if publicly disclosed.	6

6.7    SITE OF ACTIVITIES. Each party shall perform all activities set forth in this Agreement within the United States. The Biospecimens and Data shall at all times remain within the United States.
6.8    SUBPOENAS AND COURT ORDERS. Sema4 shall notify ISMMS in the event Sema4 receives a subpoena or a court order to [***], with advance notice to allow ISMMS a reasonable time to object to the [***], if and to the extent such advance notice is legally permissible. ISMMS shall notify Sema4 in the event ISMMS receives a subpoena or a court order to [***], with advance notice to allow Sema4 a reasonable time to object to the [***], if and to the extent such advance notice is legally permissible.
6.9    DATA SHARING LIMITATIONS.
(a)    Sema4 may provide access to Clinical Data or Sequence Data to Subcontractors and to third parties under contract with Sema4 to access the Data for R&D Activities permitted under the Approved Protocol (such third parties collectively referred to herein as “Sema4 Collaborators”) pursuant to a written Collaboration Agreement, provided that, in addition to its obligations under Section 6.4, Sema4 shall:
(i)    grant access to Sema4 Collaborators and Subcontractors only [***];
(ii)    contractually prohibit Sema4 Collaborators and Subcontractors from [***];
(iii)    require Sema4 Collaborators and Subcontractors to: (1) not attempt in any manner, directly or indirectly, to [***], (2) not contact any [***], (3) notify Sema4 immediately if [***] in connection with the use of the Data by the Sema4 Collaborator or Subcontractor;
(iv)    prohibit Sema4 Collaborators and Subcontractors from using Clinical Data: (1) to [***], or (2) in a manner that [***].
(v)    require Sema4 Collaborators and Subcontractors to use the Data only in accordance with applicable laws, including but not limited to applicable state health information confidentiality laws;
(vi)    require Sema4 Collaborators and Subcontractors to use Data only for [***];
(vii)    require Subcontractors to use Data only to provide services to Sema4;
(viii)    require Sema4 Collaborators and Subcontractors to comply with the rules Sema4 issues to implement its Security Program as set forth in Exhibit B;
(ix)    require Sema4 Collaborators and Subcontractors to report to Sema4 as soon as reasonably practicable, but in no event more than [***], after becoming aware of any [***] that is in violation of this Agreement or applicable law, including [***] in violation of the requirements described in clauses (ii)-(viii) of this Section 6.9(a) and, within ten (10) business days of such notification, to submit to Sema4 a detailed written report including the date and nature of the event, actions taken or to be taken to remediate the issue(s) and plans or processes developed to prevent

Pursuant to SEC Release 34-85381, certain identified information has been excluded from this Exhibit because it is (i) not material and (ii) would be competitively harmful if publicly disclosed.	7

further [***], including specific information on timelines anticipated for action; and
(x)    require Sema4 Collaborators and Subcontractors to [***] and confirm to Sema4 in writing the [***] immediately upon the expiration or termination of the Collaboration Agreement; and
(xi)    be fully responsible to ISMMS under Section 14.2 of this Agreement for compliance by Sema4 Subcontractors and Sema4 Collaborators with the requirements described this Section 6.9(a).
(b)    ISMMS may provide access to Sequence Data to its Subcontractors and to ISMMS Collaborators (as defined above in Section 4.8(b)) pursuant to a written Collaboration Agreement, provided that ISMMS shall:
(i)    grant access to ISMMS Collaborators and Subcontractors only through a [***];
(ii)    contractually prohibit ISMMS Collaborators and Subcontractors from [***];
(iii)    require ISMMS Collaborators and Subcontractors to use Sequence Data only in accordance with applicable laws, including but not limited to applicable state health information confidentiality laws;
(iv)    require ISMMS Collaborators to use Sequence Data only for [***];
(v)    require Subcontractors to use Sequence Data only [***];
(vi)    ensure that ISMMS Collaborators and Subcontractors shall report to ISMMS as soon as reasonably practicable, but in no event more than [***], after becoming aware of any [***] in violation of this Agreement or applicable law, including [***] in violation of the requirements described in Section 6.9(b) and, within ten (10) business days of such notification, to submit to ISMMS a detailed written report including the date and nature of the event, actions taken or to be taken to remediate the issue(s) and plans or processes developed to prevent further such [***], including specific information on timelines anticipated for action;
(vii)    require ISMMS Collaborators and Subcontractors to comply with the rules ISMMS issues to implement its Security Program at Exhibit B; and
(viii)    require ISMMS Collaborators and Subcontractors to [***], or to [***] immediately upon the expiration or termination of the Collaboration Agreement; and
(ix)    be fully responsible to Sema4 under Section 14.3 of this Agreement for compliance by such Subcontractors and ISMMS Collaborators with the requirements described in this Section 6.9.

Pursuant to SEC Release 34-85381, certain identified information has been excluded from this Exhibit because it is (i) not material and (ii) would be competitively harmful if publicly disclosed.	8

7.    CONFIDENTIALITY.
7.1    DEFINITION. For the purposes of this Agreement, “Confidential Information” means any proprietary and confidential information, including but not limited to software and data (including financial, operational, customer, and vendor data owned or controlled by one party hereto, and disclosed by such party to the other during the Term in connection with this Agreement) where such information is not generally known by or disclosed to the public, and shall include, without limitation, the terms of this Agreement. Notwithstanding anything herein to the contrary, “Confidential Information” shall not include information that is: (a) already known to or otherwise in the possession of the party receiving such information hereunder prior to receipt from the other party and that was not known or received as the result of violation of any obligation of confidentiality to the disclosing party; (b) publicly available or otherwise in the public domain prior to disclosure by a party hereto; (c) rightfully obtained by a party hereto from any third party who imposes no confidentiality obligation thereon and who the receiving party does not know to be in breach of any confidentiality obligation to the disclosing party; or (d) developed by a party without use of or reference to (i.e. independently of) any disclosure of Confidential Information made by the other party hereunder, as demonstrated by written or electronic records. Confidential Information shall not include Clinical Data, Sequence Data and/or Analyses (as defined in Section 8). Confidential Information includes the terms and conditions of this Agreement.
7.2    OBLIGATION. Each party (as a “Receiving Party”) shall maintain all of the Confidential Information of the other party (the “Disclosing Party”) in strict confidence and shall protect such information with the same degree of care that the Receiving Party exercises with its own Confidential Information, but in no event less than a reasonable degree of care. Except as provided in this Agreement, a Receiving Party shall not use or disclose any Confidential Information of the Disclosing Party without the express prior written consent of the Disclosing Party; provided that access to and use of any of the Disclosing Party’s Confidential Information may be made to (i) those employees, faculty and other representatives within a Receiving Party's organization who have been informed of the confidentiality obligations and use restrictions herein, provided such employees, faculty and other representatives have a need to use the information to perform the Receiving Party's obligations under this Agreement (ii) a Receiving Party’s Collaborators and Subcontractors in each case after the applicable Collaborator or Subcontractor has executed a legally binding non-disclosure or confidentiality agreement with provisions no less stringent than those applicable to the Receiving Party under this Agreement, (iii) a Receiving Party’s counsel, accountants and other professional advisors, and (iv) the financial advisors and actual or potential financing sources or investors of a Receiving Party in each case after the applicable financial advisor or actual or potential financing source or investor has executed a legally binding non-disclosure or confidentiality agreement with provisions no less stringent than those applicable to the Receiving Party under this Agreement (collectively, a Receiving Party’s “Individual Recipients”). In addition, a party receiving Confidential Information hereunder may disclose it pursuant to the order or requirement of a court or governmental agency or administrative body of competent jurisdiction, provided that the party receiving such order shall (a) notify the other party promptly of such required disclosure (and prior to the deadline for such required disclosure to the extent reasonably practical), (b) cooperate at the Disclosing Party’s written request and expense, with the Disclosing Party’s efforts to legally contest,

Pursuant to SEC Release 34-85381, certain identified information has been excluded from this Exhibit because it is (i) not material and (ii) would be competitively harmful if publicly disclosed.	9

request confidential treatment of, limit the scope of, or otherwise avoid or minimize such required disclosure and (c) shall disclose Confidential Information only to the extent required pursuant to the applicable order or requirement. Each party as a Receiving Party shall be fully responsible to the other party hereto for compliance by its Individual Recipients with all of the confidentiality obligations and use restrictions herein.
7.3    RETURN OF CONFIDENTIAL INFORMATION. All of a Disclosing Party's Confidential Information, and all copies thereof, shall be and remain the property of the Disclosing Party. All such Confidential Information and any and all copies and reproductions thereof shall, upon the sooner of fifteen (15) days after (a) the receipt of written request of the Disclosing Party or (b) the expiration or termination of this Agreement, be promptly returned to the Disclosing Party or destroyed (and such destruction confirmed in writing provided to the Disclosing Party) at the Disclosing Party's directio; provided that (i) during the term of any license hereunder a Receiving Party shall not be obligated to return or destroy any licensed information; (ii) in no event shall Analyses be required to be returned or destroyed and (iii) this Agreement need not be returned or destroyed.
8.    ANALYSES. Neither party is providing analysis of any Data under this Agreement to the other party (except the annotations to the Sequence Data as described in Exhibit D). Any analysis, resulting metadata created from such analysis, research results and/or conclusions resulting from research or R&D Activities using the Data, including but not limited to the discovery of a therapeutic or diagnostic target, or therapeutic or diagnostic strategy (collectively, “Analyses”) is outside the scope of this Agreement and shall be owned by the party who created it. Each party is free to commercialize its Analyses, in collaboration with any other parties it may choose, with the exception that such party shall not use Analyses (or any information or data whatsoever) to identify any individual BioMe Subject (and shall not permit a third party to do so).
9.    COMPENSATION.
9.1    LICENSE OR USE FEE. Neither party shall charge the other party any license or use fee for the materials and Data provided pursuant to this Agreement. Reagents and materials for the preparation and shipment of the Biospecimens may be provided by Sema4 as specified in the Approved Protocol.
9.2    [***] FEE. Sema4 shall [***]ISMMS $[***] for ISMMS’s [***] mutually agreed upon or otherwise specified in this Agreement (“[***]”). The [***] but is being provided only as [***] for the [***] associated with the [***] of Biospecimens and for [***]. If more than [***] samples are provided an [***]will imposed that is comparable to the [***].
9.3    INVOICES. ISMMS shall generate an invoice to Sema4 for the [***] Fee, as applicable, and Sema4 shall pay the invoice within [***].
9.4    NO INDUCEMENT. No part of any consideration paid hereunder is a prohibited payment for recommending or arranging for the referral of business or the ordering of items or services. Additionally, the parties agree that neither this Agreement nor any consideration paid hereunder is contingent upon ISMMS’s use, recommendation or purchase of any products or services of Sema4 or any of their affiliates.

Pursuant to SEC Release 34-85381, certain identified information has been excluded from this Exhibit because it is (i) not material and (ii) would be competitively harmful if publicly disclosed.	10

10.    TERM AND TERMINATION.
10.1    TERM. The term of this Agreement (the “Term”) shall begin on the date on which the Agreement is signed by all parties (the “Effective Date”) and shall continue for five (5) years, unless terminated earlier pursuant to this Section 10. This Agreement shall automatically terminate at the end of the initial five(5) year term, unless an extension or renewal is mutually agreed to in writing signed by each party’s authorized representative.
10.2    TERMINATION. A party may terminate this Agreement without penalty to the terminating party, for the following reasons:
(a)    Material breach of the Agreement, if the breaching party fails to cure the breach to the satisfaction of the non-breaching parties, within [***] calendar days of breaching party’s receipt of a written notice of the breach; provided that, if the occurrence of a material breach is subject to a good-faith dispute, then the party purporting to terminate this Agreement or seek remedies in Section 10.8 for such material breach shall not have the right to do so until the matter is finally adjudicated or otherwise settled by the parties;
(b)    Pursuant to Sections 13.5, 16.5 and 16.12.
(c)    If another party: (i) becomes insolvent; makes a transfer in fraud of creditors; makes an assignment for the benefit of creditors; or admits, in writing, its inability to pay its debts as they become due; (ii) commits an act of bankruptcy; files a petition under the United States Bankruptcy Code or under any other similar federal or state law; is adjudged bankrupt; or is named in a pleading or motion filed in any court proposing to reorganize or adjudicate as a bankrupt, and that pleading or motion is not discharged or denied within [***] days after its filing; (iii) has a receiver or trustee appointed for all or substantially all of its assets, and the receiver or trustee is not discharged within [***] days after its appointment; (iv) has filed against it any tax lien respecting all or substantially all of its property and such tax lien shall not be discharged, removed, or bonded over within [***] days of the date on which it was filed; or (v) has its assets assigned by law;
(d)    Immediately upon written notice if another party is convicted in a criminal proceeding for a violation of HIPAA, or if a court or administrative agency has determined that the party has violated any standard or requirement of HIPAA, or any other security or privacy laws; and
(e)    If, following the Effective Date of this Agreement, there is a change in federal or state laws, regulations or governmental administrative policy, or a change in any interpretation of such laws, rules, regulations, policies or general instructions regarding genetic or genomic research that: (i) causes a party to be unequivocally unable to fulfill its obligations in this Agreement, or (ii) renders Sema4 unable to use the Data for R&D Activities permitted by the Approved Protocol, then the parties shall negotiate in good faith to modify the Agreement to avoid any such statutory or regulatory violation in accordance with industry standards and this Agreement shall only terminate in the event that the parties are unable to reach an agreement within [***] days. Upon termination under this Section 10.2(e),

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ISMMS shall return or destroy the Sequence Data, Sema4 shall return or destroy the Biospecimens, the Sequence Data and the Clinical Data.
10.3    TERMINATION BY SEMA4. Sema4 has the right, but not the obligation, to terminate this Agreement upon [***] days prior written notice if [***]% of Biospecimens [***] the [***].
10.4    EFFECT OF TERMINATION.
(a)    Upon termination or expiration of this Agreement, Sema4 shall [***] and shall cause any Sema4 Subcontractor to [***] Biospecimens. Sema4 shall [***] to ISMMS, except that Sema4 may [***] Biospecimens to [***]. For purposes of this Agreement, “[***]” means [***].
(b)    If this Agreement is terminated by Sema4 under Section 10.2(a) as a result of ISMMS’s breach of its obligations under Section 3.1, Section 3.3, Section 4.8(b) or Section 6 or under Section 10.3, then the [***], and in addition to any [***], ISMMS shall [***] the Sequence Data, with the [***] that ISMMS shall [***]. The termination of this Agreement for any other reason shall not affect the [***], but in the event of a termination of this Agreement under Section 10.2(a) as a result of ISMMS’s breach of its obligations under any provision of this Agreement other than Section 3.1 or Section 3.3, Sema4 shall have such other remedies as may be available to it at law or in equity.
(c)    If this Agreement is terminated by ISMMS under Section 10.2(a), then the [***]. In addition to any remedies available to ISMMS at law or in equity, Sema4 shall [***] the Clinical Data [***], with [***] that Sema4 shall [***] Clinical Data that was [***]. After termination, Sema4 [***], and may [***] Analyses, but Sema4 shall [***].
(d)    In the case of termination by ISMMS under Section 10.2(c), the [***] and Sema4 shall, automatically and without any further actions of the parties, [***] and Sema4 shall [***].
(e)    In the case of any termination or expiration of this Agreement, a party shall be permitted to retain and use Analyses conducted prior to the effective date of termination.
(f)    In the case of any termination by Sema4 under Section 10.3, Sema4 shall [***] ISMMS the Sequence Data that was generated prior to termination and ISMMS shall concurrently deliver to Sema4 the key to the code that associates Clinical Data with such Sequence Data. In addition, Sema4 will [***] and [***] ISMMS, except that Sema4 may [***] Biospecimens for which Sequence Data was [***], to [***] the Data that each party retains under this Section 10.4(f).
10.5    TREATMENT OF SEQUENCE DATA AND CLINICAL DATA IN THE EVENT OF LITIGATION. If litigation is brought against ISMMS by any BioMe Subjects seeking return or destruction of their Biospecimens, Sequence Data and/or Clinical Data, ISMMS shall provide prompt notice of the litigation to Sema4. ISMMS and Sema4 shall destroy any associated Biospecimens, Sequence Data and Clinical Data if ordered by a court to do so or if the parties to such litigation agree to do so in a manner consistent with law in settlement of the litigation. ISMMS shall not agree with any third-party to destroy

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Sequence Data in Sema4 ‘s possession absent consultation with Sema4 and negotiation in good faith with Sema4’s participation to avoid such a settlement. Except to the extent expressly provided by a court order, Sema4 shall not be obligated to destroy (a) any of its Analyses obtained from, or performed using, Sequence Data or Clinical Data prior to return/destruction of such Data, and (b) any sample-level Clinical Data that was used to perform or obtain such Analyses.
10.6    INJUNCTION. The parties agree that any violation of this Agreement may cause irreparable harm to another party, for which money damages may not be sufficient. Accordingly, in addition to other remedies available to each party at law, in equity, or under this Agreement, in the event of any threatened or actual violation by another party of any provision of this Agreement, the first party shall be entitled to seek an injunction or other decree of specific performance with respect to such violation without the necessity of posting a bond or other security and without the necessity of demonstrating actual damages.
10.7    SURVIVAL; SPECIFIED REMEDIES. Rights and obligations which by their nature should survive, or which this Agreement expressly states shall survive, shall remain in full force and effect following termination or expiration of this Agreement. If Sema4 materially breaches its surviving obligations under Sections 4.5, 4.6, 5.3, 5.4 or 6 and fails to cure such breach within thirty (30) calendar days of its receipt of a written notice from ISMMS of such breach then [***]. In addition to any remedies available to ISMMS at law or in equity, Sema4 shall [***] Clinical Data remaining in their possession, with the exception that they shall not be required to [***] Clinical Data that was used to perform or obtain Analyses. After termination, Sema4 may utilize such Clinical Data solely to [***], and may use such [***], but shall not conduct any new research using such Clinical Data. If ISMMS materially breaches its surviving obligations under Sections 4.8(b) or 6 then the [***]. In addition to any damages at law or in equity, ISMMS shall [***] Sequence Data, with the exception that ISMMS shall not be required to [***] Sequence Data that was used to perform or obtain Analyses. After termination, ISMMS may utilize Sequence Data to [***], may provide Sequence Data to journals in accordance with Section 4.7, and may use Analyses, but ISMMS shall not conduct any new research using such Sequence Data. In the event the ISMMS material breach involves the disclosure or transfer of Sequence Data to a Commercial Entity, then ISMMS shall make reasonable efforts that such Commercial Entity [***] and that ISMMS and such Commercial Entity each [***] that resulted from such material breach.
11.    PUBLICITY. A party shall not use another’s logo, name or the name of any of another party’s trustees, officers, faculty members, students, employees, faculty, consultants, or representatives, or any adaptation of any of the foregoing, including in any publication, advertising, promotion, press release, or to suggest endorsement, without such other party’s prior written consent, which may be granted or denied in such party’s discretion. In the case of ISMMS, such consent shall be granted or denied by the Vice President, Office of Marketing and Communications of the Mount Sinai Health System.
12.    INTELLECTUAL PROPERTY.
12.1    PRE-EXISTING INTELLECTUAL PROPERTY. Ownership of Intellectual Property existing as of the Effective Date or developed or obtained outside of this Agreement is not affected by this Agreement, and no party shall have any claims to or rights in any

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such pre-existing Intellectual Property of another party, except as may be otherwise expressly provided in any other written agreement between the parties.
12.2    NO JOINT INVENTIONS ARE ANTICIPATED BY THIS AGREEMENT. The parties may negotiate a separate agreement for the sharing of joint Intellectual Property in the event that the parties engage in any collaborative research between the parties that could result in joint inventions.
12.3    INTELLECTUAL PROPERTY CREATED UNDER THIS AGREEMENT. Unless otherwise agreed in writing, each party retains ownership of all Intellectual Property developed solely by it or its employees from the activities performed under this Agreement.
12.4    NO OTHER RIGHTS TO CLINICAL DATA OR BIOSPECIMENS. Except as specifically set forth herein, the access to and use of the Clinical Data, Sequence Data and Biospecimens under this Agreement do not imply, and shall not include, any license or transfer of data or Intellectual Property rights or ownership to the other party. Except as expressly set forth in this Agreement, Sema4 shall not give, transfer, license, sell or otherwise provide access to the Clinical Data and Biospecimens to any third party.
12.5    BIOSPECIMENS AND/OR CLINICAL DATA. ISMMS shall own the Biospecimens and Clinical Data at all times.
12.6    SEQUENCE DATA. Except as set forth in Section 10.4(d), Sema4 shall own the Sequence Data at all times.
13.    REPRESENTATIONS.
13.1    REPRESENTATIONS AND AGREEMENTS. ISMMS represents and agrees that: (a) in its collection, storage, processing and transfer of Biospecimens and Clinical Data, ISMMS has complied with and shall comply with all federal and state laws and regulations that are applicable to ISMMS; (b) ISMMS is permitted to provide Biospecimens and Clinical Data to Sema4 pursuant to the terms of a valid informed consent (“Informed Consent”) and HIPAA authorization (“HIPAA Authorization”) approved by an appropriate IRB and signed by the applicable subject from whom such Biospecimens and Clinical Data originated (the “Subject”) or the Subject’s legally authorized representative (unless such signature is waived by the IRB), which Informed Consent and HIPAA Authorization complies with federal and state laws applicable to ISMMS; (c) the Informed Consent and HIPAA Authorization are or shall be appropriately documented and permit or shall permit the activities contemplated by this Agreement, including the disclosure and use of the Subject’s Biospecimens and Clinical Data in accordance with this Agreement; (d) ISMMS has the right to provide the Biospecimens and Clinical Data to Sema4 for use in accordance with this Agreement and the Approved Protocol; (e) the Approved Protocol has been approved by the IRB; and (f) it is not a party to or bound by any arrangements, agreements or commitments with or to any third party that may limit Sema4’s rights to access or use the Biospecimens, Clinical Data, Sequence Data and/or Analyses in accordance with the provisions of this Agreement.
13.2    DISCLAIMER OF WARRANTIES. Except for the representation provided in Section 13.1 herein, THE CLINICAL DATA AND BIOSPECIMENS ARE PROVIDED BY

Pursuant to SEC Release 34-85381, certain identified information has been excluded from this Exhibit because it is (i) not material and (ii) would be competitively harmful if publicly disclosed.	14

ISMMS “AS IS” AND ISMMS DISCLAIMS ANY WARRANTY, EXPRESS OR IMPLIED, WITH RESPECT TO THE CLINICAL DATA AND BIOSPECIMENS, INCLUDING WITHOUT LIMITATION ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, OR ANY WARRANTY AS TO THE RESULTS OF ANY RESEARCH OR CLINICAL TRIAL. WITHOUT LIMITATION OF THE FOREGOING, ISMMS MAKES NO REPRESENTATION OR WARRANTY AS TO THE IDENTITY, PURITY, SAFETY, OR ACTIVITY OF THE BIOSPECIMENS. FURTHER, SEMA4 ACKNOWLEDGES THAT THE BIOSPECIMENS MAY HAVE UNKNOWN CHARACTERISTICS, MAY CARRY INFECTIOUS AGENTS, OR MAY OTHERWISE BE HAZARDOUS. SEMA4 AGREES TO TAKE APPROPRIATE PRECAUTIONS WHEN HANDLING BIOSPECIMENS AND SHALL ASSUME ALL RESPONSIBILITY FOR THE SAFE USE AND HANDLING OF BIOSPECIMENS BY SEMA4, ITS EMPLOYEES, AGENTS AND REPRESENTATIVES.
13.3    NO CLINICAL USE OF SEQUENCE DATA. ALL SEQUENCE DATA PROVIDED BY SEMA4 TO ISMMS IS PROVIDED FOR RESEARCH PURPOSES ONLY. Although Sema4 is a CLIA-certified lab and the parties anticipate the possible return of the Sequence Data findings to BioMe Subjects and/or the use Sequence Data in the treatment of BioMe Subjects, such uses are not addressed by this Agreement and will be subject to an approved IRB protocol and any and all applicable laws.
13.4    LIMITATION OF LIABILITY. NO PARTY SHALL BE LIABLE TO ANOTHER PARTY IN CONNECTION WITH THIS AGREEMENT FOR ANY INDIRECT, CONSEQUENTIAL, PUNITIVE, OR OTHER DAMAGES SUFFERED BY SUCH PARTY OR ANY OTHER PERSON, INCLUDING BUT NOT LIMITED TO THE LOSS OF, DELAY OF, OR FROM THE USE OF CLINICAL DATA BIOSPECIMENS AND/OR SEQUENCE DATA, OR FROM ANY ANALYSES BASED ON OR OBTAINED FROM THE CLINICAL DATA, BIOSPECIMENS AND/OR SEQUENCE DATA, EXCEPT TO THE EXTENT THAT DAMAGES OF SUCH NATURE ARE INCURRED BY A THIRD PARTY AND ARE INCLUDED WITHIN THE INDEMNIFIABLE CLAIMS FOR WHICH A PARTY IS RESPONSIBLE UNDER SECTION 14.1.
13.5    NO SUSPENSION, EXCLUSION, DEBARMENT, CIVIL MONETARY PENALTY OR CONVICTION. Both as a material condition to this Agreement and as a continuing representation during the Term of this Agreement, each party represents that neither it nor any of its owners, officers, directors, employees, nor any of its agents or Subcontractors providing services or otherwise undertaking activities under this Agreement, have been suspended, excluded, or debarred from any government payer program nor debarred pursuant to the Federal Food, Drug, and Cosmetic Act. A party shall immediately notify the other party in writing of any such suspension, exclusion or debarment, and such notified party has the right to terminate this Agreement immediately upon such notice.
13.6    COMPLIANCE WITH LAW. Each party shall fully comply with all applicable federal, state, and local laws and regulations in its performance of this Agreement.
14.    INDEMNIFICATION.
14.1    MUTUAL INDEMNIFICATION. Each party agrees to indemnify, hold harmless, and to have the first option to defend, another party and its affiliates and its and their employees,

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employers, officers, directors, trustees, and agents, and, in the case of ISMMS, IRB or committee members (collectively, “Indemnitees”) from and against of any and all claims, lawsuits or actions (“Claims”) brought by any third party and any liabilities, damages, costs and expenses arising from any such Claim, including reasonable attorneys’ fees, (collectively, “Damages”) arising from: (a) [***] by such party; and/or (b) [***] of such party.
14.2    ADDITIONAL INDEMNIFICATION BY SEMA4. In addition to the indemnification above, Sema4 agrees to indemnify, defend, and hold harmless ISMMS Indemnitees from and against any and all Damages arising from any Claim resulting from [***] of Sema4 [***] to comply with the requirements of this agreement, including those described in [***].
14.3    ADDITIONAL INDEMNIFICATION BY ISMMS. In addition to the indemnification above, ISMMS agrees to indemnify, defend, and hold harmless the Indemnitees of Sema4 from and against any and all Damages arising from any Claim resulting from [***] to comply with the requirements described in [***].
14.4    LIMITATIONS. The indemnifying party’s obligations under this Section 14 do not apply to that portion of a Claim caused by the [***] of the Indemnitee or the Indemnitee’s [***], or by such Indemnitee’s or such Indemnitee’s [***] failure to comply with applicable law.
14.5    PROCEDURES. The party whose Indemnitees are subject to indemnification hereunder shall promptly notify the indemnifying party of any Claim and Damages; however, any failure by an Indemnitee to provide prompt notice shall not relieve the indemnifying party of its obligations hereunder except to the extent that the indemnifying party is prejudiced by such failure. Upon notice of a Claim, the indemnifying party, at its sole expense, shall provide counsel to diligently defend Indemnitee in, and shall have the right to control the defense of, the Claim, whether or not the Claim is rightfully brought or filed. The indemnified party and its Indemnitees shall cooperate, at the indemnifying party’s expense, in the defense or disposition of a Claim. An Indemnitee may engage its own defense counsel, at its own expense, to monitor the progress of the defense. An Indemnitee shall not settle a Claim without the indemnifying party’s prior written consent, which consent shall not be unreasonably withheld or delayed. The indemnifying party shall not compromise or settle a Claim without an Indemnitee’s prior written consent unless the settlement involves solely the payment of money for which the indemnifying party is solely liable. No settlement of a Claim by an indemnifying party shall be entered that includes an admission of fault or wrongdoing by any Indemnitee or that requires an Indemnitee to undertake a future course of action without that Indemnitee’s written consent to such components.
15.    INSURANCE. Each party agrees to maintain in force at its sole cost and expense, with reputable insurance companies having an AM Best rating of A-VII or better, or equivalent self-insurance, general liability insurance coverage in amounts equal to at least [***] per occurrence and [***] in the aggregate. Each party shall maintain this coverage for the duration of the Agreement, and if the policy is claims-made with unlimited tail coverage or until any applicable statute of limitations period has passed. Such policy shall cover liability assumed under contract for such party’s owns acts or omissions. Each party agrees to furnish the other party with a certificate of insurance indicating the required coverage upon request. Each party shall notify the other party

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within thirty (30) days of any notice of cancellation or non-renewal of, or material change in, its insurance coverage. The failure to secure appropriate insurance in no way limits liability pursuant to this Agreement.
16.    MISCELLANEOUS.
16.1    NOTICE. Any notice required or permitted hereunder shall be in writing and shall be deemed given as of the date it is: (i) delivered by hand, (ii) received by registered or certified mail, postage prepaid, return receipt requested, or (iii) delivered by a nationally recognized express courier service, and addressed to the party to receive such notice at the addresses set forth further below.
If to ISMMS:
_______________________________
_________________________
____________________________
________________
Attn: _______________________________
with a copy for legal notices only to:
_____________________________
________________________________
___________________
Attn: _____________
If to Sema4
________
________________
________________
Attn: _____________
The parties may change its address by giving the other parties written notice, delivered in accordance with this Section 16.1.
16.2    GOVERNING LAW AND VENUE. This Agreement shall be construed, governed, and enforced in accordance with the laws of the State of New York, without giving effect to any principles of conflicts of laws. All actions arising out of this Agreement shall be brought in, and the parties hereby submit to the exclusive jurisdiction of and venue in, any state or federal courts located within the City of New York, State of New York.
16.3    ENTIRE AGREEMENT. This Agreement sets forth the entire agreement and understanding among the parties as to the subject matter of this Agreement and supersedes all prior documents, term sheets, verbal consents or understandings with regard to the subject matter of this Agreement.
16.4    MODIFICATION. No amendment, changes, extensions or modifications to this Agreement shall be valid and binding unless in writing and signed by the parties’ duly authorized individuals.

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16.5    SEVERABILITY. If any one or more provisions of this Agreement shall be found to be illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby, provided the surviving agreement materially comports with the parties’ original intent. If applicable, the parties shall promptly agree upon replacement provision(s) that approximate as closely as possible the spirit and intent of the invalid provision(s). In the event the parties are unable to agree to new or modified provisions as required to bring the entire Agreement into compliance, either party may terminate this Agreement on thirty (30) days’ written notice to the other party.
16.6    SIGNATURE AND COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be an original, and all such counterparts together shall constitute the entire Agreement. The parties agree that execution of this Agreement by exchanging facsimile, portable document format (.pdf), or other imaged signatures shall have the same legal force and effect as the exchange of original signatures, and that in any proceeding arising under or relating to this Agreement, each party hereby waives any right to raise any defense or waiver based upon execution of this Agreement by means of such imaged signatures or maintenance of the executed agreement electronically.
16.7    ASSIGNMENT. No party may assign, transfer, delegate, or pledge this Agreement and/or any of its obligations hereunder to any third party without the prior written consent of the other party, provided that (i) during any period when ISMMS has the authority to elect a majority of the board of directors of Sema4, Sema4 shall have the right to assign this Agreement to any successor to all or substantially all of the business of Sema4 without any consent of ISMMS (other than such consent as is required by the certificate of incorporation or bylaws of Sema4), and (ii) during any period when ISMMS does not have the authority to elect a majority of the board of directors of Sema4, Sema4 shall have the right to assign this Agreement to any successor to all or substantially all of the business of Sema4 with the prior written consent of ISMMS which shall not be unreasonably withheld, conditioned or delayed. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties and their respective successors and permitted assigns.
16.8    INDEPENDENT CONTRACTORS. For purposes of this agreement, each party’s relationship with the other is and shall be considered to be that of an independent contractor, and no partnership, joint venture, co-venture, employer/employee, principal/agent, master/servant or other similar relationship is created, or intended to be created, hereby. No party is, nor shall be, the agent or employee of the other, and no party has authority to act on behalf of any other party or to bind the other party to any legal obligation vis-à-vis a third party, in any matter except to the extent expressly agreed upon in writing signed by both parties hereto.
16.9    THIRD PARTY BENEFICIARIES. Nothing contained in this Agreement shall be construed to create any rights or benefits in a third party, including, without limitation, research participants.
16.10    WAIVER. The delay or failure of either party to exercise any of its rights under this Agreement for a breach thereof shall not be deemed to be a waiver of such rights, nor shall the same be deemed to be a waiver of any subsequent breach, either of the same provision or otherwise.

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16.11    CUMULATIVE REMEDIES. Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party shall be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such party, and the exercise by a party of any one remedy shall not preclude the exercise of any other remedy.
16.12    DISABILITY. If either party shall be prevented from the performance of any act required hereunder for any reason beyond such party’s reasonable control, including but not limited to, strike, lockouts, labor troubles, governmental or judicial actions or orders, riots, insurrections, terrorism, war, acts of God, extreme weather events, earthquake, epidemics, fire, embargoes, or other reason beyond the party’s control (a “Disability”), then such party’s performance shall be excused for the period of the Disability. The foregoing shall not be applicable to excuse (a) any obligation of such party to pay monies under this Agreement, or (b) any obligations of such party to indemnify the other party. The party affected by the Disability shall notify the other party of such Disability as provided for herein as soon as reasonably possible in light of the circumstances giving rise to such Disability. If the circumstances causing the delay or failure to perform continue for longer than thirty (30) business days, the other party shall be entitled to terminate this Agreement by notice to the other party in writing with immediate effect, and such termination shall not be considered termination for cause. With respect to Sema4, a Disability shall include the inability of Sema4 to obtain materials necessary to perform the Sequencing on commercially reasonable terms and within proposed timelines; but only to the extent Sema4 uses commercially reasonable efforts to avoid such Disability.
16.13    HEADINGS. The captions or headings in this Agreement are made for convenience and general reference only, and shall not be construed to describe, define or limit the scope or intent of the terms and conditions of this Agreement.
16.14    DISPUTE RESOLUTION. If a dispute arises between the parties concerning any right or duty under this Agreement, then the parties shall confer, as soon as practicable, in an attempt to resolve the dispute amicably. If the parties are unable to resolve the dispute amicably, the parties each hereby irrevocably submit to the exclusive jurisdiction of the state and federal courts located in the County and State of New York.
[Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives below.

ICAHN SCHOOL OF MEDICINE AT MOUNT SINAI		MOUNT SINAI GENOMICS, INC.

By:	/s/ Erik Lium	By:	/s/ illegible
Name	Erik Lium	Name
Title:	Executive Vice President	Title:

Date:	7/19/2019 | 5:41 PM EDT	Date:	Date: 7/19/2019 | 5:55 PM EDT

Pursuant to SEC Release 34-85381, certain identified information has been excluded from this Exhibit because it is (i) not material and (ii) would be competitively harmful if publicly disclosed.

EXHIBIT A
[reserved]

Pursuant to SEC Release 34-85381, certain identified information has been excluded from this Exhibit because it is (i) not material and (ii) would be competitively harmful if publicly disclosed.

EXHIBIT B
[***]

Pursuant to SEC Release 34-85381, certain identified information has been excluded from this Exhibit because it is (i) not material and (ii) would be competitively harmful if publicly disclosed.

EXHIBIT C
DATA SCHEMA
[***]

Legend:

Date fields, to be date-shifted (see algorithm)

Visit/encounter key fields transformation or substitution

Other key field transformation or substitution

Non-key field transformation or substitution

Scan for possible PHI

Pursuant to SEC Release 34-85381, certain identified information has been excluded from this Exhibit because it is (i) not material and (ii) would be competitively harmful if publicly disclosed.

EXHIBIT D
SEQUENCING METHODS AND DELIVERABLES
[***]

Pursuant to SEC Release 34-85381, certain identified information has been excluded from this Exhibit because it is (i) not material and (ii) would be competitively harmful if publicly disclosed.

EXHIBIT E
BIOSPECIMEN AND DATA EXCHANGE REPRESENTATIVE TIMELINE
[***]

Pursuant to SEC Release 34-85381, certain identified information has been excluded from this Exhibit because it is (i) not material and (ii) would be competitively harmful if publicly disclosed.

Exhibit F
BIOSPECIMEN ACCEPTANCE CRITERIA
[***]

Pursuant to SEC Release 34-85381, certain identified information has been excluded from this Exhibit because it is (i) not material and (ii) would be competitively harmful if publicly disclosed.